                              INVESTMENT AGREEMENT


         THIS INVESTMENT AGREEMENT (this "Agreement") is made and entered into as of the 14 day of April, 1998 by and among PAYDAY CHECK ADVANCE, INC. ("Payday"), an Illinois corporation, SONOMA HOLDING CORP. ("Sonoma"), an Illinois corporation, TERRENCE L. DONATI ("Donati") and the other parties whose signatures appear below (collectively, the "Investors").

                                    RECITALS:
                                    ---------

         WHEREAS, the Investors desire to make a financial investment in Sonoma in exchange for ownership of certain shares of stock in Sonoma and other consideration more fully described in this Agreement and Sonoma desires to accept the investment and provide the consideration;

         WHEREAS, Sonoma owns and controls eighty percent (80%) of the stock of Payday;

         WHEREAS, Payday and Sonoma desires to provide the Investors with certain representations regarding each of them and their holdings and with certain rights and benefits as more fully described in this Agreement;

         WHEREAS, Donati is President of Sonoma and an officer of Payday, personally controls the licenses necessary to operate and expand Payday's business, and has agreed to guaranty certain portions of Payday's and Sonoma's obligations; and

         WHEREAS, Payday, Sonoma, Donati and the Investors desire to enter into this Agreement to more completely set forth their agreements, rights and obligations with respect to the Investors' investment in Sonoma;

         NOW, THEREFORE, in consideration of Ten and 00/100 Dollars in hand paid, the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Payday, Sonoma, Donati and the Investors agree as follows:

1. INCORPORATION OF RECITALS. The foregoing recitals are incorporated into this Agreement by this reference as fully and with the same force and effect as if repeated herein at length.

2. INVESTMENT. The Investors, agree to pay to the aggregate amount of $140,000 in cash (the "Investment"), which Investment shall be made contemporaneously with the full execution and delivery of this Agreement. The Investment shall be used to fund Payday's capital expenses relating to the opening additional locations of Payday's paycheck advance stores. Sonoma and Payday shall not use the Investment for any other purpose. Pursuant to the terms of the Notes (as hereinafter defined), prior to the maturity date of the Notes, the Investment shall be on a revolving basis, such that to the extent Sonoma and Payday comply with the restrictions set forth in the Notes and less than the full amount of the Investment remains outstanding, Sonoma and Payday may borrow and reborrow the Investment.

3. NOTES AND STOCK. In exchange for the Investment, (a) Sonoma and Payday shall execute and deliver to each of the Investors a promissory note (individually, a "Note"; collectively, the "Notes") in the principal amount of each Investor's portion of the Investment, as set forth on the signature pages of this Agreement, and (b) Sonoma shall execute and deliver to each of the Investors an aggregate amount of 210,000 newly authorized shares of the stock of Sonoma (the "Stock") distributed to each Investor in the amounts set forth on the signature pages of this Agreement. The Notes shall bear interest at the rate of twelve percent (12%) per annum. The Notes shall be repaid upon the date which is four (4) months after the date hereof. Sonoma and Payday shall make periodic payments of interest only on the outstanding principal balance of the Notes monthly as provided in the Notes. Sonoma shall issue certificates for the Stock within seven (7) days of the execution and delivery of this Agreement. The Stock shall be issued at par with the other outstanding shares of Sonoma and the Investors shall have all rights to register their shares at their election with the next registration filing for Sonoma or any succeeding registration, as each Investor may elect.

4. SECURITY. As additional security for Payday's and Sonoma's obligations hereunder, Donati shall execute and deliver a guaranty of the Notes and Payday shall execute and deliver a certain Uniform Commercial Code Financing Statement (the "UCC") granting the Investors or a nominee thereof, a junior security interest in the accounts receivable of Payday. The Investors acknowledge that Sonoma and Payday have granted a prior security interest in and to Payday's accounts receivable to Illinois State Bank, Payday's primary lending institution. The Investors agree that if Payday elects to refinance its existing bank debt, the Investors or their nominee shall execute such documents as are reasonably required by a new primary lending institution to subordinate the security interest held by the Investors pursuant to the UCC to the interests of the new primary lending institution; provided, however, that (a) all amounts due and owing to Illinois State Bank be repaid in full and (b) any amounts funded to Payday by said new primary lending institution in excess of those amounts needed to repay Illinois State Bank are used first to repay the Investors pursuant to the Notes.

5. OPTIONS FOR ADDITIONAL STOCK. Upon the maturity date of the Notes, each Investor shall have the option of purchasing additional Stock for a period of one (1) year from said maturity date as follows: (a) an aggregate of up to 175,000 additional shares of the Stock in the amounts for each Investor set forth on the signature pages of this Agreement at the price of $.20 per share and (b) an aggregate of up to 175,000 additional shares of the Stock in the amounts for each Investor set forth on the signature pages of this Agreement at the price of $.25 per share.

6. REPRESENTATIONS. Sonoma and Payday hereby represent to each of the Investors the following:

         a. The execution and delivery of this Agreement, the Notes and the other documents related to the transaction described herein have been duly and properly authorized by the Boards of Directors of Payday and Sonoma (the "Boards") in accordance with their respective By-Laws. The issuance of the Stock, including, without limitation, the optional Stock, and the certificates therefor in accordance with the terms of this Agreement also has been duly and properly authorized by Sonoma's Board.

         b.       Payday currently owns, operates or controls at least twelve
                  (12) "retail" cash advance stores under the name "Payday Express". Sonoma and Payday will use the Investment to fund the capital expenses of opening additional Payday Express locations, and for no other purpose.

         c. Sonoma and Payday are duly and validly organized as Illinois corporations, are in good standing under the laws of the State of Illinois and have paid all current franchise fees and taxes in Illinois and any other state where Sonoma, Payday or any of their subsidiaries may need to make such payments in order to effectively operate the businesses of Sonoma, Payday and their subsidiaries.

7. DEFAULT. If Payday or Sonoma shall default on its obligations or materially breach any of its representations contained herein or in the Notes, the Investors shall have the right to accelerate the repayment obligations in the Notes and shall have any other rights or remedies available to them as creditors and/or shareholders of Sonoma as may be available under applicable laws, statutes, ordinances, rules and regulations in a court of competent jurisdiction.

8.       MISCELLANEOUS.

         a. ENTIRE AGREEMENT; AMENDMENTS. This Agreement embodies the entire understanding among the Investors, Payday, Sonoma and Donati concerning the Investment and supersedes any and all prior negotiations, understandings or agreements. This Agreement may be amended or modified from time to time only by a written instrument adopted, executed and agreed to by all of the Investors and the other parties hereto.

         b. NOTICES. All notices and demands required or permitted under this Agreement shall be in writing and may be delivered to the Investor to whom it is to be given, either in person or by guaranteed overnight courier, or sent by certified mail, postage prepaid, to the address as shown from time to time on the records of Sonoma, or if given to Payday, Sonoma or Donati, at their respective addresses set forth below. Any notice or demand mailed as aforesaid shall be deemed to have been given on the date that such notice or demand is deposited in the mails. Any party hereto may specify a different address, which change shall become effective upon receipt of such notice by the other parties hereto.

         c. SEVERABILITY. If any provision of this Agreement or the application of such provision to any party or circumstance shall be held invalid, the remainder of this Agreement, or the application of such provision to parties or circumstances other than those as to which it is held invalid, shall not be affected.

         d. PARTIES BOUND. This Agreement shall be binding upon the parties and their respective successors, assigns, heirs, devisees, legal representatives, executors and administrators.

         e. APPLICABLE LAW. The laws of the State of Illinois shall govern this Agreement, excluding any conflict of laws rules. The parties, hereto irrevocably agree that all actions or proceedings in any way, manner or respect, arising out of or from or related to this Agreement shall be litigated only in courts having situs within Cook County, Illinois. Each party hereto hereby consents and submits to the jurisdiction of any local, state or federal court located within said county and state and hereby waives any rights it may have to transfer or change the venue of any such litigation. The prevailing party in any litigation in connection with this Agreement shall be entitled to recover from the other party all costs and expenses, including without limitation fees of attorneys and paralegals, incurred by such party in connection with any such litigation.

         f. HEADINGS. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

         g. COUNTERPARTS. This Agreement may be executed in multiple counterparts with separate pages, and each such counterpart shall be considered an original, but all of which together shall constitute one and the same instrument.

         h. PRONOUNS. All pronouns shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

         i. EFFECT OF WAIVER OR CONSENT. A waiver or consent, express or implied, to or of any breach or default by any party in the performance by that party of its obligations hereunder or with respect to the Company is not a consent or waiver to or of any other breach or default in the performance by that party of the same or any other obligations of that party. Failure on the part of a party to complain of any act or to declare any party in default hereunder, irrespective of how long that failure continues, does not constitute a waiver by that party of its rights with respect to that default.

         j. FURTHER ASSURANCES. Each party hereto shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and the transactions contemplated herein.

         k. INDEMNIFICATION FOR BREACH. To the fullest extent permitted by law, each party hereto shall indemnify each other party and hold all of them harmless from and against all losses, costs, liabilities, damages and expenses (including, without limitation, costs of suit and attorneys' fees) they may incur on account of any material breach by that party of this Agreement.

                        SEE ATTACHED PAGES FOR SIGNATURES

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and sealed as of the date first set forth above.

                 PAYDAY CHECK ADVANCE, INC., an Illinois corporation, 390 South Eighth Street, Second Floor, West Dundee, Illinois 60118

                 By:      /s/ Terrence L. Donati
                     --------------------------------------------
                 Printed Name: TERRENCE L. DONATI
                               ----------------------------------
                 Title:    President
                       ------------------------------------------



                 SONOMA  HOLDING  CORP.,  an  Illinois  corporation,  390
                 South Eighth Street, Second Floor, West Dundee, Illinois 60118

                 By:     /s/ Terrence L. Donati
                     --------------------------------------------
                 Printed Name: TERRENCE L. DONATI
                        -----------------------------------------
                 Title: President
                        -----------------------------------------


                 /s/ Terrence L. Donati
                 -----------------------------------------
                 Terrence L. Donati



INVESTMENT        INITIAL          OPTION
AMOUNT            SHARES           SHARES            INVESTOR*
------            ------           ------            --------
$40,000.00        42,000           35,000(1)         -------------------------------------------------------
                                   35,000(2)         Name:        Laurence Slavin
                                                     Address:     215 West Plum Grove Circle
                                                                  Arlington Heights, Illinois 60004
                                                     SS#:
                                                                  ---------------------------------

*Note: Each Investor shall sign and deliver a separate signature page of this document; Payday, Sonoma and Donati shall sign all of such signature pages.

(1) First option at $.20 per share
(2) Second option at $.25 per share

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and sealed as of the date first set forth above.

                 PAYDAY CHECK ADVANCE, INC., an Illinois corporation, 390 South Eighth Street, Second Floor, West Dundee, Illinois 60118

                 By:      /s/ Terrence L. Donati
                    --------------------------------------------
                 Printed Name:      TERRENCE L. DONATI
                               ---------------------------------
                 Title:    President
                       -----------------------------------------


                 SONOMA  HOLDING  CORP.,  an  Illinois  corporation,  390
                 South Eighth Street, Second Floor, West Dundee, Illinois 60118

                 By:      /s/ Terrence L. Donati
                    --------------------------------------------
                 Printed Name:      TERRENCE L. DONATI
                               ---------------------------------
                 Title:    President
                        ----------------------------------------


                 /s/ Terrence L. Donati
                 -----------------------------------------
                 Terrence L. Donati



INVESTMENT        INITIAL          OPTION
AMOUNT            SHARES           SHARES        INVESTOR*
------            ------           ------        --------
$20,000.00        21,000           17,500(1)     ---------------------------------------------------
                                   17,500(2)     Name:        Jeff Bernacchi
                                                 Address:     21125 Prestwick Drive
                                                              Barrington, Illinois 60010
                                                 SS#:
                                                              --------------------------

*Note: Each Investor shall sign and deliver a separate signature page of this document; Payday, Sonoma and Donati shall sign all of such signature pages.

(1) First option at $.20 per share
(2) Second option at $.25 per share

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and sealed as of the date first set forth above.

                 PAYDAY CHECK ADVANCE, INC., an Illinois corporation, 390 South Eighth Street, Second Floor, West Dundee, Illinois 60118

                 By:      /s/ Terrence L. Donati
                    --------------------------------------------
                 Printed Name:      TERRENCE L. DONATI
                               ---------------------------------
                 Title:    President
                       -----------------------------------------


                 SONOMA  HOLDING  CORP.,  an  Illinois  corporation,  390
                 South Eighth Street, Second Floor, West Dundee, Illinois 60118

                 By:      /s/ Terrence L. Donati
                    --------------------------------------------
                 Printed Name:      TERRENCE L. DONATI
                               ---------------------------------
                 Title:    President
                        ----------------------------------------


                 /s/ Terrence L. Donati
                 -----------------------------------------
                 Terrence L. Donati




INVESTMENT        INITIAL     OPTION
AMOUNT            SHARES      SHARES         INVESTOR*
------            ------      ------         --------
$20,000.00        21,000      17,500(1)      ------------------------------------------------
                              17,500(2)      Name:        Dave Adams
                                             Address:
                                                          -----------------------------------
                                                          -----------------------------------
                                             SS#:
                                                          -----------------------

*Note: Each Investor shall sign and deliver a separate signature page of this document; Payday, Sonoma and Donati shall sign all of such signature pages.

(1) First option at $.20 per share
(2) Second option at $.25 per share

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and sealed as of the date first set forth above.

                 PAYDAY CHECK ADVANCE, INC., an Illinois corporation, 390 South Eighth Street, Second Floor, West Dundee, Illinois 60118

                 By:      /s/ Terrence L. Donati
                    --------------------------------------------
                 Printed Name:      TERRENCE L. DONATI
                               ---------------------------------
                 Title:    President
                       -----------------------------------------


                 SONOMA  HOLDING  CORP.,  an  Illinois  corporation,  390
                 South Eighth Street, Second Floor, West Dundee, Illinois 60118

                 By:      /s/ Terrence L. Donati
                    --------------------------------------------
                 Printed Name:      TERRENCE L. DONATI
                               ---------------------------------
                 Title:    President
                        ----------------------------------------


                 /s/ Terrence L. Donati
                 -----------------------------------------
                 Terrence L. Donati


INVESTMENT        INITIAL     OPTION
AMOUNT            SHARES      SHARES        INVESTOR*
------            ------      ------        --------
$20,000.00        21,000      17,500(1)    ----------------------------------------------------------
                              17,500(2)    Name:        Todd Cohen
                                           Address:     2315 East Lillian Lane
                                                        Arlington Heights, Illinois 60004
                                           SS#:
                                                        --------------------------------

*Note: Each Investor shall sign and deliver a separate signature page of this document; Payday, Sonoma and Donati shall sign all of such signature pages.

(1) First option at $.20 per share
(2) Second option at $.25 per share

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and sealed as of the date first set forth above.

                 PAYDAY CHECK ADVANCE, INC., an Illinois corporation, 390 South Eighth Street, Second Floor, West Dundee, Illinois 60118

                 By:      /s/ Terrence L. Donati
                    --------------------------------------------
                 Printed Name:      TERRENCE L. DONATI
                               ---------------------------------
                 Title:    President
                       -----------------------------------------


                 SONOMA  HOLDING  CORP.,  an  Illinois  corporation,  390
                 South Eighth Street, Second Floor, West Dundee, Illinois 60118

                 By:      /s/ Terrence L. Donati
                    --------------------------------------------
                 Printed Name:      TERRENCE L. DONATI
                               ---------------------------------
                 Title:    President
                        ----------------------------------------


                 /s/ Terrence L. Donati
                 -----------------------------------------
                 Terrence L. Donati



INVESTMENT        INITIAL     OPTION
AMOUNT            SHARES      SHARES         INVESTOR*
------            ------      ------         ---------
$20,000.00        21,000      17,500(1)      -----------------------------------------------------------
                              17,500(2)      Name:        Tom Prinz
                                             Address:     769 North 58th Street
                                                          Omaha, Nebraska  68132
                                             SS#:
                                                          ---------------------------

*Note: Each Investor shall sign and deliver a separate signature page of this document; Payday, Sonoma and Donati shall sign all of such signature pages.

(1) First option at $.20 per share
(2) Second option at $.25 per share